                          ANNUAL REPORT / JULY 31 2000

                          AIM ADVISOR REAL ESTATE FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [ COVER IMAGE ]

                      ------------------------------------

                        NEW YORK, NEW YORK BY DIANA ONG

          EVOLVING FROM BROWNSTONES TO SKYSCRAPERS, FROM EMPTY FIELDS

          TO INDUSTRIAL PARKS, THE REAL ESTATE SECTOR HAS TRANSFORMED

           ITSELF THROUGH THE DECADES. LIKE NEW YORK CITY, THE FUND IS

             WELL POSITIONED TO TAKE ADVANTAGE OF FUTURE EXPANSIONS.

                      ------------------------------------

AIM Advisor Real Estate Fund is for shareholders who seek high total return on investment through capital appreciation and current income through a portfolio invested primarily in publicly traded securities of companies related to the real estate industry.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Advisor Real Estate Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o   Had fees and expenses not been waived, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o Since our last report to you, the fund's fiscal year end was changed from December 31 to July 31. Certain information in the financial pages of this report and information concerning fund distributions, if any, are for the period 12/31/99-7/31/00. The portfolio managers' discussion and the performance information presented are for the period 7/31/99-7/31/00.
o The fund's cumulative total returns at net asset value for the seven-month period ended 7/31/00 were as follows: Class A shares, 25.70%; Class B shares, 25.18%; Class C shares, 25.22%.
o The fund's average annual total returns as of the close of the reporting period are shown in a table on the performance history page that follows. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 6/30/00, the most recent calendar quarter-end, which were: Class A shares, one year, 2.44%; inception (12/31/96), -0.01%. Class B shares, one year, 1.77%; inception (3/3/98),
    -6.25%. Class C shares, one year, 5.78%; five years, 8.36%; inception (5/1/95), 8.49%.
o Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The NAREIT (National Association of Real Estate Investment Trusts) Equity Index tracks the performance of all tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market System. Equity REITs are defined as REITs with 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is widely regarded as representative of the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                          AIM ADVISOR REAL ESTATE FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    When we started AIM in 1976, we had only a table, two chairs
     [PHOTO OF      and a telephone. At the time, Bob Graham, Gary Crum and I
     Charles T.     had the idea of creating a mutual fund company that put
       Bauer,       people first. Our slogan, "people are the product," means
    Chairman of     that people--our employees and our investors--are our
    the Board of    company.
      THE FUND          Almost a quarter-century later, we've grown to more
    APPEARS HERE]   than eight million investors, with $176 billion in assets
                    under management. Over that time, the industry as a whole
     [PHOTO OF      has grown from $51 billion in assets to more than $7
      Robert H.     trillion today. I never dreamed we would see such phenomenal
       Graham       growth. You are the main reason for our success, and I want
    APPEARS HERE]   you to know how much I appreciate your loyalty and trust
                    over the past 24 years.
                        Usually in this letter I review market activity during
                    the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
    I'm also very proud of our team of employees, now more than 2,500 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past year and their outlook for the coming months. We trust you will find their comments helpful.
    If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.


                          AIM ADVISOR REAL ESTATE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


VOLATILE MARKETS HELP REITS RETURN TO FAVOR


HOW DID AIM ADVISOR REAL ESTATE FUND PERFORM DURING THE FISCAL YEAR?
In a year that saw many investors chase performance and then backpedal when the broader equity market got bumpy, the fund was able to capitalize on both the capital flight of investors and the continued strength of the real estate market.
    For the year ended July 31, 2000, the fund posted total returns of 20.56% for Class A shares, 19.71% for Class B shares and 19.75% for Class C shares. (These returns are at net asset value, which does not include sales charges.) The fund outperformed the NAREIT Equity Index, which had a total return of 15.72% for the reporting period.
    As a testament to the shift in market sentiment, the fund also outperformed the broader equity market, as represented by the S&P 500, which had a total return of 8.97% for the fiscal year. Net assets in the fund grew to $56 million as of the end of the reporting period.

WHAT WERE MARKET CONDITIONS LIKE OVER THE PAST YEAR?
During much of 1999, technology dominated markets overall, even though the sector's eye-popping returns did not translate into extraordinary performance across the broader market. Indeed, REITs languished in 1999, which also proved to be one of the worst years on record for fixed-income markets.
    But the new year brought with it unprecedented volatility and a major shift in market sentiment when some growth companies fell out of favor after their sky-high valuations came into question. Uncertainty drove many investors to flee the stock market into what were perceived as safe havens from the rampant volatility, such as REITs and some fixed-income securities.
    Also shaking market confidence were interest-rate hikes implemented by the Federal Reserve Board (the Fed) and investors' concerns regarding potential inflation. Since June 1999, the Fed has raised interest rates six times--a total of 175 basis points (1.75%)--in an effort to cool what it feared was a too-hot growth rate for the U.S. economy. Mixed signals from leading economic indicators made it difficult to determine when the Fed would finish its tightening cycle.

HOW WERE REITS AFFECTED BY THE MARKET ENVIRONMENT?
While REITs spent 1999 in the shadow of technology, the tech sector's roller-coaster performance thus far in 2000 has convinced some investors to re-evaluate their portfolios and to add securities with stable earnings that traditionally experience less volatility. REITs have steady cash flows with income distributions in dividends, which can be attractive to anyone seeking stability. And when stocks plummeted on several occasions during 2000, REITs held steady. In fact, REITs were one of only four market sectors that ended April in the black after the market downturn.
    While a broadened investor base has certainly been a factor in the REIT market's comeback, REITs also offer two things that high-flying companies may not--real earnings growth with increasing dividends--factors that also contributed to REIT performance. REITs, which own real properties, are posting increased earnings at a time when earnings are coming back in style after 1999's dot-com frenzy. The average REIT dividend yield, as represented by the NAREIT Equity Index, continued to be quite attractive at 7.02% as of the end of the reporting period.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
We maintained the fund's broad property-sector and geographic diversification, and we continued to focus on large, high-quality REITs with strong balance sheets. We concentrated the portfolio a bit by focusing on blue-chip REITs that we believe could provide the best returns in a REIT rebound. This has proved to be a beneficial strategy for the fund in the past year, as evidenced by its strong performance.
    The apartment and office-building property sectors of the REIT market have done particularly well over the past year, and the fund is overweighted in both sectors, which has boosted performance. Likewise, we have generally avoided poorly performing REIT sectors such as health care and spe-


                      ------------------------------------

                             REITS HAVE STEADY CASH

                                FLOWS WITH INCOME

                           DISTRIBUTIONS IN DIVIDENDS,

                           WHICH CAN BE ATTRACTIVE TO

                            ANYONE SEEKING STABILITY.

                      ------------------------------------

FUND OUTPERFORMS INDEXES

ONE-YEAR TOTAL RETURNS

As of 7/31/00, excluding sales charges
================================================================================
FUND CLASS A SHARES              20.56%

FUND CLASS B SHARES              19.71%

FUND CLASS C SHARES              19.75%

NAREIT EQUITY INDEX              15.72%

S&P 500 INDEX                     8.97%

Past performance cannot guarantee comparable future results
================================================================================

          See important fund and index disclosures inside front cover.

                          AIM ADVISOR REAL ESTATE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


cialty property. Most of the REITs we own are focused on major metropolitan areas, especially the West Coast and the northeastern region of the United States, where real estate markets continue to be very tight due to limited building opportunities, and rents have increased significantly in tandem with tenant demand.

WHAT WERE SOME HOLDINGS THAT BENEFITED THE FUND?
Fund holdings that were strong performers included Avalonbay Communities and Reckson Associates Realty. With more than 120 communities in 11 states and Washington, D.C., Avalonbay develops, constructs, acquires, refurbishes, leases and manages apartment complexes. Nearly half of its 35,000 apartments are in California, and most include such amenities as swimming pools, tennis courts and fitness centers.
    Reckson Associates Realty is the general partner of a limited partnership that owns and leases about 190 office and industrial properties in the New York metropolitan area--mainly on Long Island, but also in New Jersey and Connecticut. Reckson also invests in or has joint ventures with companies that specialize in government offices and student housing, and the company recently acquired Tower Realty Trust as a gateway into the Manhattan real estate market.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
We believe that the REIT market should continue to improve over the next year, on top of the recovery we have seen thus far in 2000. However, we do look for total returns to approach more normal levels going forward. As a result of fewer construction starts, caused by rising interest rates and tighter credit conditions, we believe that supply and demand will remain generally healthy for most real estate markets around the United States. Solid fundamentals such as positive earnings should also continue in the REIT sector, which should help REITs retain much of the investor interest they have recently garnered.

================================================================================

NEW FISCAL YEAR-END
Since our last report to you, AIM Advisor Real Estate Fund's fiscal year-end was changed from December 31 to July 31. Going forward, you will receive an annual report dated July 31 and a semiannual report dated January 31 each year.

REITS AND TECHNOLOGY
Some of the country's largest real estate owners have formed an alliance, known as Project Constellation, that will seek out, establish and incubate Web-based and e-commerce businesses targeting the millions of people who walk through their properties. We believe that such initiatives may enhance REIT performance over the long term, although it will probably be several years before the revenue impact may become meaningful. However, we will not invest in a REIT simply because of technology initiatives that may or may not enhance current cash flows. We will continue to focus on REITs that offer strong business prospects, attractive yields, and stable and increasing cash flow.

================================================================================

                                    [IMAGE]
PORTFOLIO COMPOSITION

As of 7/31/00, based on total net assets

========================================================================================
TOP 10 EQUITY HOLDINGS                              PROPERTY-TYPE DIVERSIFICATION
----------------------------------------------------------------------------------------

                                                           [PIE CHART]
 1. Equity Office Properties Trust         4.58%    Industrial/Office             11.02%
 2. Avalonbay Communities, Inc.            4.51     Regional Malls                10.96%
 3. Boston Properties, Inc.                4.47     Diversified                    6.09%
 4. Equity Residential Properties Trust    4.44     Lodging-Hotels                 5.05%
 5. Apartment Investment & Management Co.  4.25     Shopping Centers               4.98%
 6. ProLogis Trust                         4.08     Industrial                     4.08%
 7. Reckson Associates Realty Corp.        4.06     Manufacturing (Specialized)    3.37%
 8. Arden Realty, Inc.                     3.71     Self-Storage                   2.33%
 9. Duke-Weeks Realty Corp.                3.57     Cash/Cash Equivalents & Others 6.73%
10. Simon Property Group, Inc.             3.56     Apartments                    21.05%
                                                    Office                        24.34%

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
========================================================================================

                      ------------------------------------

                         WE BELIEVE THAT THE REIT MARKET

                           SHOULD CONTINUE TO IMPROVE

                            OVER THE NEXT YEAR . . .

                      ------------------------------------


          See important fund and index disclosures inside front cover.

                          AIM ADVISOR REAL ESTATE FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM ADVISOR REAL ESTATE FUND VS. BENCHMARK INDEXES

5/1/95-7/31/00

in thousands
================================================================================
AIM Advisor Real Estate Fund, Class C Shares          $16,428

NAREIT Equity Index                                   $18,194

S&P 500 Index                                         $30,455
================================================================================

================================================================================
             AIM Advisor
          Real Estate Fund,
           Class C Shares              NAREIT            S&P 500
--------------------------------------------------------------------------------
5/1/95         10,000                  10,000            10,000
7/95           10,313                  10,773            10,993
7/96           11,472                  12,430            12,813
7/97           16,325                  17,023            19,489
7/98           15,432                  16,684            23,252
7/99           13,719                  15,723            27,949
7/00           16,428                  18,194            30,455

Sources: Lipper, Inc.; NAREIT
Past performance cannot guarantee comparable future results.
================================================================================

     MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (12/31/96)               2.14%
  1 year                            14.87*
  *20.56% excluding sales charges

CLASS B SHARES
  Inception (3/3/98)                (3.05)%
  1 year                            14.71*
  *19.71% excluding CDSC

CLASS C SHARES
  Inception (5/1/95)                 9.92%
  5 years                            9.76
  1 year                            18.75*
  *19.75% excluding CDSC
================================================================================

The fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to differing fees and expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.

================================================================================

ABOUT THIS CHART
This chart compares your fund's Class C shares to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these benchmarks over the period 5/1/95 to 7/31/00. (Index returns are for the period 4/30/95 to 7/31/00.) It is important to understand the differences between your fund and these indexes. An index measures the performance of a hypothetical portfolio. A market index such as the S&P 500 is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. In addition, it is worth noting that the S&P 500 represents stocks only, whereas your fund invests primarily in real estate investment trust (REIT) securities that produce much of their returns through current income in the form of yields. An index of REITs, such as the National Association of Real Estate Investment Trusts (NAREIT) Equity Index, includes all tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market System, regardless of management style and investment strategy.


                          AIM ADVISOR REAL ESTATE FUND

SCHEDULE OF INVESTMENTS

July 31, 2000

                                                     MARKET
                                        SHARES        VALUE
REAL ESTATE INVESTMENT TRUSTS &
  COMMON STOCKS-93.47%

APARTMENTS-21.05%

Apartment Investment & Management
  Co.                                     49,400   $ 2,389,725
--------------------------------------------------------------
Avalonbay Communities, Inc.               53,800     2,535,325
--------------------------------------------------------------
Charles E. Smith Residential Realty,
  Inc.                                    43,700     1,930,994
--------------------------------------------------------------
Equity Residential Properties Trust       50,000     2,493,750
--------------------------------------------------------------
Essex Property Trust, Inc.                23,300     1,147,525
--------------------------------------------------------------
Home Properties of New York, Inc.         43,500     1,334,906
--------------------------------------------------------------
                                                    11,832,225
--------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-0.14%

Internap Voting Trust (Acquired 03/22/00;
  Cost $18,480)(a)(b)(c)                  12,351        77,375
--------------------------------------------------------------

DIVERSIFIED-6.09%

Beacon Capital Partners, Inc.
  (Acquired 03/17/98; Cost
  $784,979)(b)(c)                         55,000       453,750
--------------------------------------------------------------
Vornado Realty Trust                      50,500     1,975,812
--------------------------------------------------------------
Washington Real Estate Investment
  Trust                                   50,300       993,425
--------------------------------------------------------------
                                                     3,422,987
--------------------------------------------------------------

INDUSTRIAL PROPERTIES-4.08%

ProLogis Trust                            98,500     2,296,281
--------------------------------------------------------------

INDUSTRIAL/OFFICE PROPERTIES-11.02%

Duke-Weeks Realty Corp.                   82,000     2,009,000
--------------------------------------------------------------
Liberty Property Trust                    65,950     1,896,062
--------------------------------------------------------------
PS Business Parks, Inc.                      300         7,650
--------------------------------------------------------------
Reckson Associates Realty Corp.           87,000     2,283,750
--------------------------------------------------------------
                                                     6,196,462
--------------------------------------------------------------

LODGING-HOTELS-5.05%

Hospitality Properties Trust              41,400     1,024,650
--------------------------------------------------------------
Innkeepers USA Trust                      55,000       570,625
--------------------------------------------------------------
MeriStar Hospitality Corp.                18,900       419,344
--------------------------------------------------------------
Starwood Hotels & Resorts Worldwide,
  Inc.                                    24,100       822,413
--------------------------------------------------------------
                                                     2,837,032
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-3.37%

Manufactured Home Communities, Inc.       31,000       744,000
--------------------------------------------------------------







                                                     MARKET
                                        SHARES        VALUE
MANUFACTURING (SPECIALIZED)-(CONTINUED)

Sun Communities, Inc.                     36,400   $ 1,151,150
--------------------------------------------------------------
                                                     1,895,150
--------------------------------------------------------------

OFFICE PROPERTIES-24.34%

Arden Realty, Inc.                        78,800     2,088,200
--------------------------------------------------------------
Boston Properties, Inc.                   60,500     2,510,750
--------------------------------------------------------------
Brandywine Realty Trust                   24,000       526,500
--------------------------------------------------------------
Equity Office Properties Trust            84,500     2,577,250
--------------------------------------------------------------
Highwoods Properties, Inc.                18,800       507,600
--------------------------------------------------------------
Kilroy Realty Corp.                       62,100     1,645,650
--------------------------------------------------------------
Prentiss Properties Trust                 79,400     1,994,925
--------------------------------------------------------------
SL Green Realty Corp.                     61,700     1,831,719
--------------------------------------------------------------
                                                    13,682,594
--------------------------------------------------------------

REGIONAL MALLS-10.96%

CBL & Associates Properties, Inc.         33,000       825,000
--------------------------------------------------------------
General Growth Properties, Inc.           49,400     1,673,425
--------------------------------------------------------------
Macerich Co. (The)                        47,900     1,146,606
--------------------------------------------------------------
Simon Property Group, Inc.                76,600     2,001,175
--------------------------------------------------------------
Taubman Centers, Inc.                     46,000       517,500
--------------------------------------------------------------
                                                     6,163,706
--------------------------------------------------------------

SELF-STORAGE-2.33%

Public Storage, Inc.                      51,200     1,312,000
--------------------------------------------------------------

SHOPPING CENTERS-4.98%

Federal Realty Investment Trust           23,000       491,625
--------------------------------------------------------------
Kimco Realty Corp.                        39,300     1,621,125
--------------------------------------------------------------
Realty Income Corp.                       11,000       266,750
--------------------------------------------------------------
Weingarten Realty Investors               10,000       413,750
--------------------------------------------------------------
                                                     2,793,250
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.06%

Cypress Communications, Inc.
  (Acquired 01/05/00;
  Cost $41,415)(a)(b)(c)                   9,809        35,864
--------------------------------------------------------------
    Total Real Estate Investment
      Trusts & Common Stocks (Cost
      $45,056,137)                                  52,544,926
--------------------------------------------------------------

                                      PRINCIPAL      MARKET
                                        AMOUNT        VALUE
U.S. GOVERNMENT AGENCY
  SECURITIES-7.67%

FEDERAL HOME LOAN BANK-7.67%

Disc. Notes, 6.43%, 08/01/00 (Cost
  $4,311,000)(d)                      $4,311,000   $ 4,311,000
--------------------------------------------------------------
TOTAL INVESTMENTS-101.14% (Cost
  $49,367,137)                                      56,855,926
--------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(1.14%)                                      (641,026)
--------------------------------------------------------------
NET ASSETS-100.00%                                 $56,214,900
==============================================================

Investment Abbreviations:

Disc. - Discounted

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)Security fair valued in accordance with the procedures established by the Board of Directors.
(c)Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 07/31/00 was $566,989 which represented 1.01% of the Fund's net assets.
(d)Interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

June 30, 2000
(Unaudited)

                                                     MARKET
                                        SHARES        VALUE
REAL ESTATE INVESTMENT TRUSTS,
  COMMON STOCKS & OTHER EQUITY
  INTERESTS-95.82%

APARTMENTS-22.34%

Apartment Investment & Management
  Co.                                     49,400   $ 2,136,550
--------------------------------------------------------------
Avalonbay Communities, Inc.               53,800     2,246,150
--------------------------------------------------------------
Charles E. Smith Residential Realty,
  Inc.                                    43,700     1,660,600
--------------------------------------------------------------
Equity Residential Properties Trust       50,000     2,300,000
--------------------------------------------------------------
Essex Property Trust, Inc.                31,600     1,327,200
--------------------------------------------------------------
Home Properties of New York, Inc.         43,500     1,305,000
--------------------------------------------------------------
Post Properties, Inc.                      7,600       334,400
--------------------------------------------------------------
                                                    11,309,900
--------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-0.25%

Internap Voting Trust (Acquired
  03/22/00; Cost $18,480)(a)(b)(c)        12,351       125,567
--------------------------------------------------------------

DIVERSIFIED-6.33%

Beacon Capital Partners, Inc. (Acquired
  03/17/98;
  Cost $784,979)(b)(c)                    55,000       605,000
--------------------------------------------------------------
Crescent Real Estate Equities, Co.        23,000       471,500
--------------------------------------------------------------
Vornado Realty Trust                      45,500     1,581,125
--------------------------------------------------------------
Washington Real Estate Investment
  Trust                                   30,800       550,550
--------------------------------------------------------------
                                                     3,208,175
--------------------------------------------------------------

HEALTHCARE-OTHER-1.82%

Health Care Property Investors, Inc.       9,500       258,875
--------------------------------------------------------------
Healthcare Realty Trust, Inc.             38,700       660,319
--------------------------------------------------------------
                                                       919,194
--------------------------------------------------------------

INDUSTRIAL PROPERTIES-3.77%

ProLogis Trust                            89,500     1,907,469
--------------------------------------------------------------

INDUSTRIAL/OFFICE PROPERTIES-12.33%

Duke-Weeks Realty Corp.                   82,000     1,834,750
--------------------------------------------------------------
Liberty Property Trust                    65,950     1,710,578
--------------------------------------------------------------
PS Business Parks, Inc.                      300         7,200
--------------------------------------------------------------
Reckson Associates Realty Corp.           87,000     2,066,250
--------------------------------------------------------------
Trizec Hahn Corp. (Canada)                35,000       625,625
--------------------------------------------------------------
                                                     6,244,403
--------------------------------------------------------------

LODGING-HOTELS-4.83%

Hospitality Properties Trust              41,400       934,087
--------------------------------------------------------------





                                                     MARKET
                                        SHARES        VALUE
LODGING-HOTELS-(CONTINUED)

Innkeepers USA Trust                      36,000   $   328,500
--------------------------------------------------------------
MeriStar Hospitality Corp.                18,900       396,900
--------------------------------------------------------------
Starwood Hotels & Resorts Worldwide,
  Inc.                                    24,100       784,756
--------------------------------------------------------------
                                                     2,444,243
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-3.86%

Manufactured Home Communities, Inc.       31,000       742,062
--------------------------------------------------------------
Sun Communities, Inc.                     36,400     1,217,125
--------------------------------------------------------------
                                                     1,959,187
--------------------------------------------------------------

OFFICE PROPERTIES-24.70%

Arden Realty, Inc.                        78,800     1,851,800
--------------------------------------------------------------
Boston Properties, Inc.                   60,500     2,336,813
--------------------------------------------------------------
Brandywine Realty Trust                   14,000       267,750
--------------------------------------------------------------
Equity Office Properties Trust            84,500     2,329,031
--------------------------------------------------------------
Highwoods Properties, Inc.                18,800       451,200
--------------------------------------------------------------
Kilroy Realty Corp.                       62,100     1,610,719
--------------------------------------------------------------
Parkway Properties, Inc.                   3,400       103,700
--------------------------------------------------------------
Prentiss Properties Trust                 79,400     1,905,600
--------------------------------------------------------------
SL Green Realty Corp.                     61,700     1,650,475
--------------------------------------------------------------
                                                    12,507,088
--------------------------------------------------------------

REGIONAL MALLS-8.60%

General Growth Properties, Inc.           39,200     1,244,600
--------------------------------------------------------------
Macerich Co. (The)                        40,900       902,356
--------------------------------------------------------------
Simon Property Group, Inc.                76,600     1,699,563
--------------------------------------------------------------
Taubman Centers, Inc.                     46,000       506,000
--------------------------------------------------------------
                                                     4,352,519
--------------------------------------------------------------

SELF-STORAGE-2.37%

Public Storage, Inc.                      51,200     1,200,000
--------------------------------------------------------------

SHOPPING CENTERS-4.48%

Federal Realty Investment Trust           23,000       460,000
--------------------------------------------------------------
Kimco Realty Corp.                        35,800     1,467,800
--------------------------------------------------------------
Realty Income Corp.                       11,000       259,188
--------------------------------------------------------------
Weingarten Realty Investors                2,000        80,750
--------------------------------------------------------------
                                                     2,267,738
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
TELECOMMUNICATIONS (LONG
  DISTANCE)-0.14%

Cypress Communications, Inc.
  (Acquired 01/05/00; Cost
  $41,415)(a)(b)(c)                        9,809   $    71,115
--------------------------------------------------------------
    Total Real Estate Investment
      Trusts, Common Stocks & Other
      Equity Interests (Cost
      $44,664,819)                                  48,516,598
--------------------------------------------------------------

                                      PRINCIPAL      MARKET
                                        AMOUNT        VALUE
U.S. GOVERNMENT AGENCY
  SECURITIES-3.23%

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION ("FNMA")-3.23%

Disc. Notes, 6.57%, 07/03/00 (Cost
  $1,637,402)(d)                      $1,638,000   $ 1,637,402
--------------------------------------------------------------
TOTAL INVESTMENTS-99.05% (Cost
  $46,302,221)                                      50,154,000
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.95%                    479,230
--------------------------------------------------------------
NET ASSETS-100.00%                                 $50,633,230
==============================================================

Investment Abbreviations:

Disc. - Discounted

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)Security fair valued in accordance with the procedures established by the Board of Directors.
(c)Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 06/30/00 was $801,682 which represented 1.58% of the Fund's net assets.
(d)Interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

                                                                               JUNE 30,
                                                                JULY 31,         2000
                                                                  2000       (UNAUDITED)
                                                              ------------   ------------
ASSETS:

Investments, at market value (cost $49,367,137 and
  $46,302,221, respectively)                                  $ 56,855,926   $ 50,154,000
-----------------------------------------------------------------------------------------
Cash                                                                   961          1,503
-----------------------------------------------------------------------------------------
Receivables for:
  Investments sold                                               1,307,745        198,041
-----------------------------------------------------------------------------------------
  Capital stock sold                                               319,835        158,963
-----------------------------------------------------------------------------------------
  Dividends                                                         30,574        367,064
-----------------------------------------------------------------------------------------
Investment for deferred compensation plan                           14,251         13,033
-----------------------------------------------------------------------------------------
Other assets                                                         1,200          1,200
-----------------------------------------------------------------------------------------
    Total assets                                                58,530,492     50,893,804
-----------------------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                                          2,115,044             --
-----------------------------------------------------------------------------------------
  Capital stock reacquired                                          86,089        125,697
-----------------------------------------------------------------------------------------
  Deferred compensation plan                                        14,251         13,033
-----------------------------------------------------------------------------------------
Accrued advisory fees                                               14,014         27,819
-----------------------------------------------------------------------------------------
Accrued administrative services fees                                 4,235          4,098
-----------------------------------------------------------------------------------------
Accrued distribution fees                                           35,546         69,583
-----------------------------------------------------------------------------------------
Accrued transfer agent fees                                          8,910          8,612
-----------------------------------------------------------------------------------------
Accrued directors' fees                                                633          1,900
-----------------------------------------------------------------------------------------
Accrued operating expenses                                          36,870          9,832
-----------------------------------------------------------------------------------------
    Total liabilities                                            2,315,592        260,574
-----------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                   $ 56,214,900   $ 50,633,230
=========================================================================================

NET ASSETS:

Class A                                                       $ 23,186,566   $ 20,108,781
=========================================================================================
Class B                                                       $ 12,722,496   $ 11,343,506
=========================================================================================
Class C                                                       $ 20,305,838   $ 19,180,943
=========================================================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                                   100,000,000    100,000,000
-----------------------------------------------------------------------------------------
  Outstanding                                                    1,778,447      1,665,935
=========================================================================================
Class B:
  Authorized                                                   100,000,000    100,000,000
-----------------------------------------------------------------------------------------
  Outstanding                                                      973,737        937,161
=========================================================================================
Class C:
  Authorized                                                   100,000,000    100,000,000
-----------------------------------------------------------------------------------------
  Outstanding                                                    1,556,432      1,586,987
=========================================================================================
Class A:
  Net asset value and redemption price per share              $      13.04   $      12.07
-----------------------------------------------------------------------------------------
  Offering price per share:
    (Net asset value divided by 95.25%)                       $      13.69   $      12.67
=========================================================================================
Class B:
  Net asset value and offering price per share                $      13.07   $      12.10
=========================================================================================
Class C:
  Net asset value and offering price per share                $      13.05   $      12.09
=========================================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                                                                 SEVEN      SIX MONTHS
                                                                MONTHS         ENDED          YEAR
                                                                 ENDED       JUNE 30,        ENDED
                                                               JULY 31,        2000       DECEMBER 31,
                                                                 2000       (UNAUDITED)       1999
                                                              -----------   -----------   ------------
INVESTMENT INCOME:

Dividends (net of $0, $0 and $7,786, respectively, foreign
  withholding tax)                                            $ 1,615,927   $1,480,168    $ 2,693,620
------------------------------------------------------------------------------------------------------
Interest                                                           79,373       66,125        101,227
------------------------------------------------------------------------------------------------------
    Total investment income                                     1,695,300    1,546,293      2,794,847
------------------------------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                     249,957      210,070        473,702
------------------------------------------------------------------------------------------------------
Administrative services fee                                        29,098       24,863         25,205
------------------------------------------------------------------------------------------------------
Custodian fees                                                     16,084       11,325          7,249
------------------------------------------------------------------------------------------------------
Operating services fees                                                --           --        124,989
------------------------------------------------------------------------------------------------------
Distribution fees-Class A                                          36,985       30,709         66,167
------------------------------------------------------------------------------------------------------
Distribution fees-Class B                                          61,419       51,283         73,791
------------------------------------------------------------------------------------------------------
Distribution fees-Class C                                         110,641       93,893        263,496
------------------------------------------------------------------------------------------------------
Transfer agent fees-Class A                                        31,210       27,223         21,664
------------------------------------------------------------------------------------------------------
Transfer agent fees-Class B                                        18,263       15,917          8,293
------------------------------------------------------------------------------------------------------
Transfer agent fees-Class C                                        32,901       29,133         29,612
------------------------------------------------------------------------------------------------------
Professional fees                                                  47,851       31,337             --
------------------------------------------------------------------------------------------------------
Directors' fees                                                     4,047        3,826         10,020
------------------------------------------------------------------------------------------------------
Other                                                              42,444       31,549         21,903
------------------------------------------------------------------------------------------------------
    Total expenses                                                680,900      561,128      1,126,091
------------------------------------------------------------------------------------------------------
Less: Fees waived by advisor                                     (103,301)     (75,634)       (29,338)
------------------------------------------------------------------------------------------------------
    Expenses paid indirectly                                         (314)        (246)          (268)
------------------------------------------------------------------------------------------------------
    Net expenses                                                  577,285      485,248      1,096,485
------------------------------------------------------------------------------------------------------
Net investment income                                           1,118,015    1,061,045      1,698,362
------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                              (226)    (334,996)    (8,493,728)
------------------------------------------------------------------------------------------------------
  Foreign currencies                                                   --           --            461
------------------------------------------------------------------------------------------------------
                                                                     (226)    (334,996)    (8,493,267)
------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         9,785,935    6,148,924      4,697,040
------------------------------------------------------------------------------------------------------
  Foreign currencies                                                   --           --            (56)
------------------------------------------------------------------------------------------------------
                                                                9,785,935    6,148,924      4,696,984
------------------------------------------------------------------------------------------------------
    Net gain (loss) from investment securities and foreign
      currencies                                                9,785,709    5,813,928     (3,796,283)
------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                              $10,903,724   $6,874,973    $(2,097,921)
======================================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                 SEVEN         SIX MONTHS
                                                                 MONTHS          ENDED
                                                                 ENDED          JUNE 30,       YEAR ENDED        YEAR ENDED
                                                                JULY 31,          2000        DECEMBER 31,      DECEMBER 31,
                                                                  2000        (UNAUDITED)         1999              1998
                                                             --------------   ------------   ---------------   ---------------
OPERATIONS:

  Net investment income                                       $  1,118,015    $  1,061,045    $  1,698,362      $  2,687,688
------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                                (226)       (334,996)     (8,493,267)       (7,868,208)
------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 9,785,935       6,148,924       4,696,984       (13,364,502)
------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
       operations                                               10,903,724       6,874,973      (2,097,921)      (18,545,022)
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (407,821)       (407,821)       (880,747)         (879,078)
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                         (198,721)       (198,721)       (292,274)         (195,557)
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                         (340,716)       (340,716)     (1,010,658)       (1,184,516)
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                               --              --              --          (434,776)
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --              --              --          (143,531)
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --              --              --          (703,226)
------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        3,016,298       1,551,735      (2,285,404)       11,098,948
------------------------------------------------------------------------------------------------------------------------------
  Class B                                                          669,804         199,877       3,517,105         8,539,414
------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (3,537,708)     (3,156,137)    (10,749,346)        1,916,228
------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       10,104,860       4,523,190     (13,799,245)         (531,116)
------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                           46,110,040      46,110,040      59,909,285        60,440,401
------------------------------------------------------------------------------------------------------------------------------
  End of period                                               $ 56,214,900    $ 50,633,230    $ 46,110,040      $ 59,909,285
==============================================================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 64,892,984    $ 63,340,065    $ 64,744,590      $ 74,263,053
------------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                              168,822         111,852          (1,935)          490,850
------------------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (16,335,696)    (16,670,466)    (16,335,470)       (7,850,489)
------------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                            7,488,790       3,851,779      (2,297,145)       (6,994,129)
------------------------------------------------------------------------------------------------------------------------------
                                                              $ 56,214,900    $ 50,633,230    $ 46,110,040      $ 59,909,285
==============================================================================================================================

NOTES TO FINANCIAL STATEMENTS

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor Real Estate Fund (the "Fund") is a series portfolio of AIM Advisor Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios. The Board of Directors of the Company approved a change in the Fund's fiscal year-end from December 31 to July 31. As a result, this report includes financial information for the period ended July 31, 2000 (seven months), the six months ended June 30, 2000 and the year ended December 31, 1999. Financial information for the six months ended June 30, 2000 is unaudited. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve high total return.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of

America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income are recorded on ex-dividend date, and are declared and paid quarterly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $15,973,818 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2008.

E. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO, Inc. ("INVESCO") whereby AIM pays INVESCO an annual rate of 0.35% of the first $100 million of the Fund's average daily net assets, plus 0.25% of the Fund's average daily net assets in excess of $100 million. AIM has contractually agreed to limit total annual operating expenses (exclusive of advisory fees, Rule 12b-1 distribution fees, directors' fees, brokerage commissions, taxes, interest, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 0.45%. During the seven-month period ended July 31, 2000 and the six months ended June 30, 2000, AIM waived fees of $92,734 and $66,860, respectively.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and for the period July 1, 1999 through December 31, 1999, AIM was paid $29,098, $24,863 and $25,205, respectively, for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and for the period July 1, 1999 through December 31, 1999, AFS was paid $45,642, $39,332 and $44,655, respectively, for such services.
  The Fund, pursuant to an operating services agreement, paid AIM $114,566 for operating services fees during the period January 1, 1999 through July 31, 1999. AIM waived operating services fees of $10,433 during the period January 1, 1999 through July 31, 1999.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. AIM Distributors has contractually agreed to limit the Class A shares plan payments to 0.25%. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the seven-month period ended July 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $36,985, $61,419 and $110,641, respectively, as compensation under the Plans. For the six months ended June 30, 2000, the Class A, Class B and Class C shares paid AIM Distributors $30,709, $51,283 and $93,893, respectively, as compensation under the Plans. For the year ended December 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $47,262, $73,791 and $263,496, respectively, as compensation under the Plans. During the seven-month period ended July 31, 2000 and the six months ended June 30, 2000 and the year ended December 31, 1999, AIM Distributors waived fees of $10,567, $8,774 and $18,905, respectively, for Class A shares.
  AIM Distributors received commissions of $7,817, $6,962 and $13,906 from sales of the Class A shares of the Fund during the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, respectively. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, AIM Distributors received $4,010, $3,663 and $9,617, respectively, in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, the Fund paid legal fees of $2,267, $1,740 and $1,198, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $314, $246 and $268, respectively, under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $314, $246 and $268 for the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, respectively.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the seven-month period ended July 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the seven-month period ended July 31, 2000 was $19,115,865 and $17,556,704, respectively, and during the six months ended June 30, 2000 was $16,466,619 and $14,663,588, respectively. The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, is as follows:

                                                                              JUNE 30,
                                                                JULY 31,        2000
                                                                  2000      (UNAUDITED)
                                                               ----------   ------------
Aggregate unrealized appreciation of investment securities     $7,487,554    $4,468,526
----------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (360,643)     (808,421)
----------------------------------------------------------------------------------------
Net unrealized appreciation of investment securities           $7,126,911    $3,660,105
========================================================================================
Cost of investments for tax purposes for the seven months ended July 31, 2000 and the six months ended June 30, 2000 are $49,729,015 and $46,493,895, respectively.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the years ended December 31, 1999 and 1998 were as follows:

                                                                JUNE 30, 2000
                                     JULY 31, 2000               (UNAUDITED)              DECEMBER 31, 1999
                                ------------------------   ------------------------   -------------------------
                                  SHARES       AMOUNT        SHARES       AMOUNT        SHARES        AMOUNT
                                ----------   -----------   ----------   -----------   ----------   ------------
Sold:
  Class A                          759,953   $ 8,885,425      604,867   $ 6,885,657      805,892   $  9,057,241
---------------------------------------------------------------------------------------------------------------
  Class B                          627,434     7,322,643      569,079     6,575,786      554,129      6,045,844
---------------------------------------------------------------------------------------------------------------
  Class C                          175,530     2,024,139      161,373     1,844,837      301,049      3,371,676
---------------------------------------------------------------------------------------------------------------
Issued as reinvestment of
  dividends:
  Class A                           30,565       356,440       30,565       356,440       73,515        798,302
---------------------------------------------------------------------------------------------------------------
  Class B                           13,756       161,995       13,756       161,995       24,076        261,703
---------------------------------------------------------------------------------------------------------------
  Class C                           25,544       298,128       25,544       298,128       81,508        887,308
---------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                         (546,405)   (6,225,567)    (503,831)   (5,690,362)  (1,098,601)   (12,140,947)
---------------------------------------------------------------------------------------------------------------
  Class B                         (592,222)   (6,814,834)    (570,443)   (6,537,904)    (254,623)    (2,790,442)
---------------------------------------------------------------------------------------------------------------
  Class C                         (526,918)   (5,859,975)    (482,206)   (5,299,102)  (1,372,447)   (15,008,330)
---------------------------------------------------------------------------------------------------------------
                                   (32,763)  $   148,394     (151,296)  $(1,404,525)    (885,502)  $ (9,517,645)
===============================================================================================================


                                    DECEMBER 31, 1998
                                -------------------------
                                  SHARES        AMOUNT
                                ----------   ------------
Sold:
  Class A                        1,866,966   $ 26,220,226
---------------------------------------------------------
  Class B                          965,596     13,668,547
---------------------------------------------------------
  Class C                          867,066     12,416,738
---------------------------------------------------------
Issued as reinvestment of
  dividends:
  Class A                          103,931      1,234,506
---------------------------------------------------------
  Class B                           26,797        312,988
---------------------------------------------------------
  Class C                          146,264      1,732,251
---------------------------------------------------------
Reacquired:
  Class A                       (1,266,277)   (16,355,784)
---------------------------------------------------------
  Class B                         (391,207)    (5,442,121)
---------------------------------------------------------
  Class C                         (933,062)   (12,232,761)
---------------------------------------------------------
                                 1,386,074   $ 21,554,590
=========================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A(a)
                                                              -----------------------------------------------------------
                                                                               SIX MONTHS
                                                              SEVEN MONTHS       ENDED
                                                                 ENDED          JUNE 30,        YEAR ENDED DECEMBER 31,
                                                                JULY 31,          2000        ---------------------------
                                                                2000(b)      (UNAUDITED)(b)    1999     1998(b)   1997(b)
                                                              ------------   --------------   -------   -------   -------
Net asset value, beginning of period                            $ 10.61          $ 10.61      $ 11.46   $15.74    $ 14.19
------------------------------------------------------------    -------          -------      -------   -------   -------
Income from investment operations:
  Net investment income                                            0.30             0.28         0.42     0.58       0.34
------------------------------------------------------------    -------          -------      -------   -------   -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    2.38             1.43        (0.75)   (4.11)      2.39
------------------------------------------------------------    -------          -------      -------   -------   -------
    Total from investment operations                               2.68             1.71        (0.33)   (3.53)      2.73
------------------------------------------------------------    -------          -------      -------   -------   -------
Less distributions:
  Dividends from net investment income                            (0.25)           (0.25)       (0.52)   (0.50)     (0.44)
------------------------------------------------------------    -------          -------      -------   -------   -------
  Distributions from net realized gains                              --               --           --    (0.25)     (0.74)
------------------------------------------------------------    -------          -------      -------   -------   -------
    Total distributions                                           (0.25)           (0.25)       (0.52)   (0.75)     (1.18)
------------------------------------------------------------    -------          -------      -------   -------   -------
Net asset value, end of period                                  $ 13.04          $ 12.07      $ 10.61   $11.46    $ 15.74
============================================================    =======          =======      =======   =======   =======
Total return(c)                                                   25.61%           16.26%       (2.88)% (22.54)%    19.78%
============================================================    =======          =======      =======   =======   =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $23,187          $20,109      $16,279   $20,087   $16,507
============================================================    =======          =======      =======   =======   =======
Ratio of expenses to average net assets:
  With fee waivers                                                 1.61%(d)         1.62%(d)     1.61%    1.55%      1.60%
------------------------------------------------------------    -------          -------      -------   -------   -------
  Without fee waivers                                              2.05%(d)         2.00%(d)     1.73%    1.71%      1.70%
------------------------------------------------------------    -------          -------      -------   -------   -------
Ratio of net investment income to average net assets               4.49%(d)         5.02%(d)     3.70%    4.37%      3.26%
============================================================    =======          =======      =======   =======   =======
Portfolio turnover rate                                              39%              33%          52%      69%        57%
============================================================    =======          =======      =======   =======   =======

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) Calculated using average shares outstanding.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $18,157,465 and $17,644,479 for July 31, 2000 and June 30, 2000, respectively.

                                                                                         CLASS B
                                                              --------------------------------------------------------------
                                                                               SIX MONTHS                      MAY 3, 1998
                                                              SEVEN MONTHS       ENDED                         (DATE SALES
                                                                 ENDED          JUNE 30,       YEAR ENDED     COMMENCED) TO
                                                                JULY 31,          2000        DECEMBER 31,    DECEMBER 31,
                                                                2000(a)      (UNAUDITED)(a)       1999           1998(a)
                                                              ------------   --------------   ------------   ---------------
Net asset value, beginning of period                            $ 10.64          $ 10.64         $11.48          $ 15.34
------------------------------------------------------------    -------          -------         ------          -------
Income from investment operations:
  Net investment income                                            0.25             0.24           0.32             0.37
------------------------------------------------------------    -------          -------         ------          -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    2.39             1.43          (0.72)           (3.58)
------------------------------------------------------------    -------          -------         ------          -------
    Total from investment operations                               2.64             1.67          (0.40)           (3.21)
------------------------------------------------------------    -------          -------         ------          -------
Less distributions:
  Dividends from net investment income                            (0.21)           (0.21)         (0.44)           (0.40)
------------------------------------------------------------    -------          -------         ------          -------
  Distributions from net realized gains                              --               --             --            (0.25)
------------------------------------------------------------    -------          -------         ------          -------
    Total distributions                                           (0.21)           (0.21)         (0.44)           (0.65)
------------------------------------------------------------    -------          -------         ------          -------
Net asset value, end of period                                  $ 13.07          $ 12.10         $10.64          $ 11.48
============================================================    =======          =======        =======          =======
Total return(b)                                                   25.08%           15.80%         (3.53)%         (21.02)%
============================================================    =======          =======        =======          =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $12,722          $11,344         $9,839          $ 6,901
============================================================    =======          =======        =======          =======
Ratio of expenses to average net assets:
  With fee waivers                                                 2.37%(c)         2.37%(c)       2.35%            2.31%(d)
------------------------------------------------------------    -------          -------         ------          -------
  Without fee waivers                                              2.70%(c)         2.65%(c)       2.37%            2.35%(d)
============================================================    =======          =======        =======          =======
Ratio of net investment income to average net assets               3.73%(c)         4.27%(c)       2.96%            3.62%(d)
============================================================    =======          =======        =======          =======
Portfolio turnover rate                                              39%              33%            52%              69%
============================================================    =======          =======        =======          =======

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $10,553,634 and $10,312,894 for July 31, 2000 and June 30, 2000, respectively.
(d) Annualized.

                                                                                   CLASS C(a)
                                               ----------------------------------------------------------------------------------
                                                              SIX MONTHS                                             MAY 1, 1995
                                               SEVEN MONTHS      ENDED                                               (DATE SALES
                                                  ENDED        JUNE 30,            YEAR ENDED DECEMBER 31,          COMMENCED) TO
                                                 JULY 31,       2000(b)     -------------------------------------   DECEMBER 31,
                                                 2000(b)      (UNAUDITED)   1999(b)   1998(b)   1997(b)    1996         1995
                                               ------------   -----------   -------   -------   -------   -------   -------------
Net asset value, beginning of period             $ 10.62        $ 10.62     $ 11.46   $ 15.74   $ 14.19   $ 10.76      $10.00
---------------------------------------------    -------        -------     -------   -------   -------   -------      ------
Income from investment operations:
  Net investment income                             0.25           0.24        0.33      0.50      0.36      0.33        0.16
---------------------------------------------    -------        -------     -------   -------   -------   -------      ------
  Net gains (losses) on securities (both
    realized and unrealized)                        2.39           1.44       (0.73)    (4.13)     2.26      3.51        0.75
---------------------------------------------    -------        -------     -------   -------   -------   -------      ------
    Total from investment operations                2.64           1.68       (0.40)    (3.63)     2.62      3.84        0.91
---------------------------------------------    -------        -------     -------   -------   -------   -------      ------
Less distributions:
  Dividends from net investment income             (0.21)         (0.21)      (0.44)    (0.40)    (0.33)    (0.31)      (0.15)
---------------------------------------------    -------        -------     -------   -------   -------   -------      ------
  Distributions from net realized gains               --             --          --     (0.25)    (0.74)    (0.10)         --
---------------------------------------------    -------        -------     -------   -------   -------   -------      ------
    Total distributions                            (0.21)         (0.21)      (0.44)    (0.65)    (1.07)    (0.41)      (0.15)
---------------------------------------------    -------        -------     -------   -------   -------   -------      ------
Net asset value, end of period                   $ 13.05        $ 12.09     $ 10.62   $ 11.46   $ 15.74   $ 14.19      $10.76
=============================================    =======        =======     =======   =======   =======   =======      ======
Total return(c)                                    25.13%         15.92%      (3.54)%  (23.16)%   18.88%    36.43%      9.12%
=============================================    =======        =======     =======   =======   =======   =======      ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $20,306        $19,181     $19,992   $32,921   $43,934   $20,566      $5,565
=============================================    =======        =======     =======   =======   =======   =======      ======
Ratio of expenses to average net assets:
  With fee waivers                                  2.37%(d)       2.37%(d)    2.35%     2.31%     2.35%     2.40%       2.40%(e)
---------------------------------------------    -------        -------     -------   -------   -------   -------      ------
  Without fee waivers                               2.70%(d)       2.65%(d)    2.37%     2.37%     2.35%     2.40%       2.40%(e)
=============================================    =======        =======     =======   =======   =======   =======      ======
Ratio of net investment income to average net
  assets                                            3.73%(d)       4.27%(d)    2.96%     3.62%     2.54%     3.21%       4.68%(e)
=============================================    =======        =======     =======   =======   =======   =======      ======
Portfolio turnover rate                               39%            33%         52%       69%       57%       25%          7%
=============================================    =======        =======     =======   =======   =======   =======      ======

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $19,011,605 and $18,881,816 for July 31, 2000 and June 30, 2000, respectively.
(e) Annualized.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
AIM Advisor Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of AIM Advisor Real Estate Fund (a portfolio of AIM Advisor Funds, Inc.) including the schedule of investments, as of July 31, 2000, and the related statement of operations for the seven months ended July 31, 2000 and the year ended December 31, 1999, the statement of changes in net assets for the seven months ended July 31, 2000 and the two-years ended December 31, 1999, and the financial highlights for the seven months ended July 31, 2000 and for each of the years in the two-year period ended December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Advisor Real Estate Fund as of July 31, 2000, the results of its operations for the seven months ended July 31, 2000 and the year ended December 31, 1999, the changes in its net assets for the seven months ended July 31, 2000 and the two-years ended December 31, 1999, and the financial highlights for the seven months ended July 31, 2000 and for each of the years in the two-year period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

September 1, 2000
Houston, Texas

BOARD OF DIRECTORS                               OFFICERS                                 OFFICE OF THE FUND

Charles T. Bauer                                 Charles T. Bauer                         11 Greenway Plaza
Director and Chairman                            Chairman                                 Suite 100
A I M Management Group Inc.                                                               Houston, TX 77046
                                                 Robert H. Graham
Bruce L. Crockett                                President                                INVESTMENT ADVISOR
Director
ACE Limited;                                     Carol F. Relihan                         A I M Advisors, Inc.
Formerly Director, President,                    Senior Vice President and                11 Greenway Plaza
and Chief Executive Officer                      Secretary                                Suite 100
COMSAT Corporation                                                                        Houston, TX 77046
                                                 Gary T. Crum
Owen Daly II                                     Senior Vice President                    SUB-ADVISOR
Formerly Director
Cortland Trust Inc.                              Dana R. Sutton                           INVESCO, Inc.
                                                 Vice President and Treasurer             One Lincoln Centre, Suite 700
Edward K. Dunn Jr.                                                                        5400 LBJ Freeway/LB-2
Chairman, Mercantile Mortgage Corp.;             Robert G. Alley                          Dallas, TX 75240
Formerly Vice Chairman, President                Vice President
and Chief Operating Officer,                                                              TRANSFER AGENT
Mercantile-Safe Deposit &                        Stuart W. Coco
Trust Co.; and President,                        Vice President                           A I M Fund Services, Inc.
Mercantile Bankshares                                                                     P.O. Box 4739
                                                 Melville B. Cox                          Houston, TX 77210-4739
Jack Fields                                      Vice President
Chief Executive Officer                                                                   CUSTODIAN
Texana Global, Inc. and                          Karen Dunn Kelley
Twenty First Century Group, Inc.;                Vice President                           State Street Bank and
Formerly Member                                                                           Trust Company
of the U.S. House of Representatives             Edgar M. Larsen                          225 Franklin Street
                                                 Vice President                           Boston, MA 02110
Carl Frischling
Partner                                          Mary J. Benson                           COUNSEL TO THE FUND
Kramer, Levin, Naftalis & Frankel LLP            Assistant Vice President and
                                                 Assistant Treasurer                      Ballard Spahr
Robert H. Graham                                                                          Andrews & Ingersoll, LLP
Director, President and Chief                    Sheri Morris                             1735 Market Street
Executive Officer                                Assistant Vice President and             Philadelphia, PA 19103
A I M Management Group Inc.                      Assistant Treasurer
                                                                                          COUNSEL TO THE DIRECTORS
Prema Mathai-Davis                               Renee A. Friedli
Formerly, Chief Executive Officer,               Assistant Secretary                      Kramer, Levin, Naftalis
YWCA of the U.S.A.                                                                        & Frankel LLP
                                                 P. Michelle Grace                        919 Third Avenue
Lewis F. Pennock                                 Assistant Secretary                      New York, NY 10022
Attorney
                                                 Nancy L. Martin                          DISTRIBUTOR
Louis S. Sklar                                   Assistant Secretary
Executive Vice President,                                                                 A I M Distributors, Inc.
Development and Operations,                      Ofelia M. Mayo                           11 Greenway Plaza
Hines Interests                                  Assistant Secretary                      Suite 100
Limited Partnership                                                                       Houston, TX 77046
                                                 Lisa A. Moss
                                                 Assistant Secretary                      AUDITORS

                                                 Kathleen J. Pflueger                     KPMG LLP
                                                 Assistant Secretary                      700 Louisiana
                                                                                          Houston, TX 77002

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

AIM Advisor Real Estate Fund Class A, Class B and Class C shares paid ordinary dividends in the amount of $0.255, $0.213 and $0.213 per share, respectively, to shareholders during the Fund's tax year ended July 31, 2000. Of these amounts, 0.01% is eligible for the dividends received deduction for corporations.

                THE AIM FAMILY OF FUNDS--Registered Trademark--

                       EQUITY FUNDS

   DOMESTIC EQUITY FUNDS           INTERNATIONAL/GLOBAL EQUITY FUNDS            A I M Management Group Inc. has provided
                                                                                leadership in the mutual fund industry since 1976
     MORE AGGRESSIVE                     MORE AGGRESSIVE                        and managed approximately $176 billion in assets
                                                                                for more than 8 million shareholders, including
AIM Small Cap Opportunities(1)    AIM Latin American Growth                     individual investors, corporate clients and
AIM Mid Cap Opportunities(2)      AIM Developing Markets                        financial institutions, as of June 30, 2000.
AIM Large Cap Opportunities(6)    AIM European Small Company                         The AIM Family of Funds--Registered
AIM Emerging Growth               AIM Asian Growth                              Trademark-- is distributed nationwide, and AIM
AIM Small Cap Growth(3)           AIM Japan Growth                              today is the eighth-largest mutual fund complex in
AIM Aggressive Growth             AIM International Emerging Growth             the United States in assets under management,
AIM Mid Cap Growth                AIM European Development                      according to Strategic Insight, an independent
AIM Small Cap Equity              AIM Euroland Growth                           mutual fund monitor.
AIM Capital Development           AIM Global Aggressive Growth                       AIM is a subsidiary of AMVESCAP PLC, one of
AIM Constellation(4)              AIM International Equity                      the world's largest independent financial services
AIM Dent Demographic Trends       AIM Advisor International Value               companies with $389 billion in assets under
AIM Select Growth                 AIM Global Trends                             management as of June 30, 2000.
AIM Large Cap Growth              AIM Global Growth
AIM Weingarten
AIM Mid Cap Equity                      MORE CONSERVATIVE
AIM Value II
AIM Charter                            SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                            MORE AGGRESSIVE
AIM Basic Value
AIM Large Cap Basic Value         AIM New Technology
AIM Balanced                      AIM Global Telecommunications and Technology
AIM Advisor Flex                  AIM Global Resources
                                  AIM Global Financial Services
     MORE CONSERVATIVE            AIM Global Health Care
                                  AIM Global Consumer Products and Services
                                  AIM Global Infrastructure
                                  AIM Advisor Real Estate
                                  AIM Global Utilities

                                        MORE CONSERVATIVE

                     FIXED-INCOME FUNDS

 TAXABLE FIXED-INCOME FUNDS        TAX-FREE FIXED-INCOME FUNDS

     MORE AGGRESSIVE                     MORE AGGRESSIVE

AIM Strategic Income              AIM High Income Municipal
AIM High Yield II                 AIM Tax-Exempt Bond of Connecticut
AIM High Yield                    AIM Municipal Bond
AIM Income                        AIM Tax-Free Intermediate
AIM Global Income                 AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government             MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

     MORE CONSERVATIVE

The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (4) AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations Dec. 1, 1999.
(5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering. (6) AIM Large Cap Opportunities Fund will close to new investors Sept. 29, 2000, or when the fund reaches a total net asset value of $750 million, whichever occurs first.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Oct. 20, 2000, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                               REA-AR-1